                                                                                                                                            EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-230455) and Form S-3 (No. 333-234034) of Y-mAbs Therapeutics, Inc. of our report dated March 12, 2020 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Florham Park, New Jersey

March 12, 2020